ALPINE SERIES TRUST

Supplement dated July 12, 2011 to the Statement of Additional Information dated March 1, 2011

The following disclosure under the section entitled “Investment Advisory Arrangements” replaces the second paragraph of page 39 of the Trust’s SAI in its entirety:

It is the Adviser’s discretionary policy not to invest a Fund’s assets in the initial public offering of an issuer’s securities (“IPOs”), if, in aggregate, 10% or greater of such Fund’s shares are owned or controlled by the Adviser, affiliates of the Adviser, Messrs. Samuel or Stephen Lieber, their family members, and accounts for the benefit of such family members (the percentage of ownership will be calculated within 10 business days of each month-end).  As of the date of this Statement of Additional Information, this policy prohibits the following Funds from investing in IPOs: the Balance Fund, Innovators Fund, Transformations Fund and Accelerating Dividend Fund.

Please retain this Supplement for future reference.